EXHIBIT 10(iii)

Deed of Variation

Heron Quays (HQ4) T1 Limited

and

Heron Quays (HQ4) T2 Limited

and

Canary Wharf (HQ3/HQ4) Limited

and

Canary Wharf Management Limited

and

The Northern Trust Company

of an underlease of premises known as Floor 4 50 Bank Street Canary Wharf West India Docks Isle of Dogs London E14

30 May 2008

PARTICULARS

DATE	:	30 May 2008

LANDLORD	:	HERON QUAYS (HQ4) T1 LIMITED whose registered office is at One Canada Square Canary Wharf London E14 5AB (No. 4290518) and HERON QUAYS (HQ4) T2 LIMITED whose registered office is at One Canada Square Canary Wharf London E14 5AB (No. 4290517)

MANAGEMENT COMPANY		CANARY WHARF MANAGEMENT (HQ3/ HQ4) LIMITED whose registered office is at One Canada Square Canary Wharf London E14 5AB (No. 05437930) and CANARY WHARF MANAGEMENT LIMITED whose registered office is at One Canada Square Canary Wharf London E14 5AB (No. 2067510)

TENANT	:	THE NORTHERN TRUST COMPANY registered in the State of Illinois whose registered office is at 50 South LaSalle Street Chicago Illinois 60675 USA and whose address for service in the UK is 50 Bank Street London E14 5NT (No. BR001960)

LEASE	:	An underlease of the Premises described below dated 25 November 2002 and made between (1) Heron Quays (HQ4) T1 Limited and Heron Quays (HQ4) T2 Limited (2) Canary Wharf Management Limited and (3) The Northern Trust Company

PREMISES	:	the land and the buildings known as Floor 4 50 Bank Street Canary Wharf West India Docks Isle of Dogs London E14 and being more particularly described in the Lease

THIS DEED OF VARIATION is made on the date and between the parties specified in the Particulars

NOW THIS DEED WITNESSES AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed the following words and expressions have the following meanings:

“Landlord” means the person described as the Landlord in the Particulars and includes the person in whom the Reversion is for the time being vested

“Lease” means the underlease of the premises described in the Particulars and includes all or any deeds and documents made pursuant to or supplemental to that lease whether or not expressed to be so

“Management Company” means the person described as the Management Company in the Particulars and includes any other person nominated by the Landlord (including (if applicable) the Landlord) to undertake its role under the Lease

“Particulars” means the immediately preceding section of this deed headed “Particulars”

“Reversion” means the reversion immediately expectant on the determination of the Term

“Tenant” means the person described as the Tenant in the Particulars and includes its successors in title and assigns

“Term” means the term of years granted by the Lease and includes any continuation or extension of the Term and any holding over whether by statute at common law or otherwise

1.2	Interpretation

(a)	This deed is supplemental to the Lease

(b)	The Particulars form part of this deed

(c)	The expressions “landlord covenant” and “tenant covenant” have the meanings given to them by the Landlord and Tenant (Covenants) Act 1995

(d)	The definitions contained in the Particulars have the meanings appearing alongside them for the purposes of this deed

(e)	At any time when the Landlord or the Tenant comprises two or more persons such expressions shall include all or any of such persons and obligations expressed or implied to be made by or with any of them shall be deemed to be made by or with such persons jointly and severally

(f)	Clause paragraph and schedule headings in and the front cover of this deed are for reference purposes only and shall not be taken into account in the construction or interpretation of this deed

(g)	References in this deed to any clause paragraph or schedule without further designation shall be construed as a reference to the clause paragraph or schedule of this deed so numbered

2.	VARIATION OF LEASE

The parties hereto agree that the Lease shall from and including the date of this deed be varied as set out in the schedule

3.	AGREEMENTS AND DECLARATIONS

The parties to this deed agree and declare that:

3.1	the Lease shall remain in full force and effect as varied by this deed

3.2	this deed shall not release or in any way lessen the liability of the Tenant the Landlord or the Management Company to any other party to the Lease under the covenants contained in the Lease

3.3	this deed shall not waive or be deemed to waive any breach of the tenant covenants of the Lease which may have occurred prior to the date of this deed

3.4	this deed has not diminished the rental value of the premises

3.5	a conformed copy of the wording of the Lease as amended by this deed is attached at the Appendix

3.6	no party may make or permit any associate of his to make any announcement concerning this deed or any ancillary matter before on or after completion except as required by law the Listing Rules or the admission and disclosure standards of the London Stock Exchange or by any regulatory body or by any auditors’ requirements or without the written approval of the other parties (such approval not to be unreasonably withheld or delayed)

3.7	the Tenant shall not be liable to pay interest on the currently outstanding element of the Rent (at the Interest Rate) provided that such element is paid to the Landlord on or prior to 13 June 2008

4.	ENDORSEMENT ON LEASE

The Landlord and Tenant each agree to endorse a memorandum of this deed on the counterpart Lease and on the Lease held by them respectively and to supply each other with a certified copy of the respective memorandum within 14 days of the date of this deed

5.	LEGAL COSTS

The parties shall bear their own costs and disbursements (including any Value Added Tax) of and incidental to the preparation execution completion and registration of this deed and the rent review memorandum of even date herewith relating to the Lease

6.	THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this deed shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms

IN WITNESS whereof this deed has been executed on the date first above written

SCHEDULE

Variations to the Lease

REPLACEMENT OF EXISTING CLAUSE 7.13

Clause 7.13 of the Lease shall be deleted and replaced by the following:

In the event of the Estate Common Parts the Building or in either case any part thereof being destroyed or damaged by an uninsured risk so as to render the Demised Premises unfit for use and occupation or inaccessible either party may terminate this Lease by not less than one (1) month’s written notice to the other and the Management Company to be given at any time after four (4) years of such damage or destruction but prior to completion of the rebuilding or reinstatement of such damage or destruction and such determination shall be without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant

APPENDIX

Conformed Copy of Lease

[Omitted; see Exhibit 10 (xxviii)(1) filed with the Annual Report on Form 10-K for the year ended December 31, 2002, as previously amended by a Deed of Variation dated May 26, 2005 filed as Exhibit 10(i) with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and the preceding Schedule]

Signed as a deed by HERON QUAYS (HQ4) T1)
LIMITED acting by a director and its secretary/two	)
directors:	)

/s/ Russell Lyons
Director

/s/ John Garwood
Secretary

Signed as a deed by HERON QUAYS (HQ4) T2)
LIMITED acting by a director and its secretary/two	)
directors:	)

/s/ Russell Lyons
Director

/s/ John Garwood
Secretary

Signed as a deed by CANARY WHARF	)
MANAGEMENT (HQ3/HQ4) LIMITED acting by a	)
director and its secretary/two directors:	)

/s/ Russell Lyons
Director

/s/ John Garwood
Secretary

Signed as a deed by CANARY WHARF	)
MANAGEMENT LIMITED acting by a director and its	)
secretary/two directors:	)

/s/ Russell Lyons
Director

/s/ John Garwood
Secretary

Signed as a deed by THE NORTHERN TRUST	)
COMPANY acting by two authorised signatories:	)

/s/ Matthew Wright
Authorised Signatory

/s/ David Curtin
Authorised Signatory

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